                                                                   Exhibit 10.18


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         THIS AGREEMENT is entered into as of November 15, 1996 by and between Grant & Partners Limited Partnership, a Delaware limited partnership ("GPLP"), and Exchange Applications, Inc., a Delaware corporation ("EA").

         1. ASSIGNMENT OF ASSETS. GPLP, for good and valuable consideration, including the assumption of liabilities pursuant to Section 2 and the issuance by EA to GPLP of 2,300,000 shares of Series A Convertible Preferred Stock of EA pursuant to Section 4, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, sell, assign, transfer and deliver unto EA all of GPLP's right, title and interest in and to the assets described below:

         (a) all funds held in the following accounts: (i) Bank of Montreal account number 114033, (ii) Bank of Boston account number 532-71680, and (iii) Merrill Lynch account number 820-07892;

         (b) the accounts receivable and the accrued but unbilled accounts receivable listed on SCHEDULE A hereto, together with all other accounts receivable and accrued but unbilled accounts receivable generated by the Exchange Applications division of GPLP (the "Division") in the ordinary course of business after October 31, 1996;

         (c)       the fixed assets listed on SCHEDULE B hereto;

         (d) the computer software and documentation listed on SCHEDULE C hereto, together with all associated know-how and patent, copyright and trademark rights; and

         (e) all rights of GPLP under the contracts listed on SCHEDULE D hereto (the "Assumed Contracts").

         2. ASSUMPTION OF LIABILITIES. EA, in consideration of the transfer to it by GPLP of the assets referred to above, does hereby assume the following obligations and liabilities of GPLP (the "Assumed Liabilities);

         (a) the accounts payable listed on SCHEDULE E hereto, together with all other accounts payable incurred by the Division in the ordinary course of business after October 31, 1996;

         (b) $2,560,000 of the principal amount and $18,000 of accrued interest (through 10/31/96) owed by GPLP to Cyrk, Inc. under that certain Revolving Credit Agreement dated March 28, 1995, together will all interest accruing on such principal amount from and after November 1, 1996 (the "Cyrk Debt");

         (c) all amounts owed by GPLP to UST Leasing Corporation under that certain Agreement of Lease, dated October 12, 1995, between GLPL and UST Leasing Corporation (lease number 199586);

         (d) all accrued bonuses owed by GPLP to the persons listed on SCHEDULE F hereto;

         (e)      all obligations and liabilities under the assumed Contracts;

         (f) $87,025 owed to GPLP for shared facilities and personnel during the period January 1, 1996 through October 31, 1996;

         (g) all amounts due under that certain promissory note of GPLP, dated November 15, 1996, in favor of Cyrk, Inc. and in the original principal amount of $301,260;

         (h) all obligations under that certain promissory note of EA, dated the date hereof, in favor of GPLP and in the original principal amount of $301,260;

         (i)      50% of GPLP's 1996 independent audit expenses; and

         (j) all obligations of GPLP to the current and former employees of the Division.

         3. FURTHER ASSURANCES. The parties will execute such deeds, bills of sale, assignments, consents, agreements and other documents and will take such other actions, as are necessary to (a) transfer more fully and effectively (and confirm the transfer of) the assets intended to be transferred hereby, and
(b) assume more fully and effectively (and confirm the assumption of) the Assumed Liabilities. Without limiting the generality of the foregoing, in connection with the assumption of the Cyrk Debt, EA will execute documentation with Cyrk, Inc., substantially the same as of the documentation relating to the current revolving credit facility between GPLP and Cyrk, Inc.

         4. ISSUANCE OF STOCK. Concurrently with the execution of this Agreement, EA will issue to GPLP 2,300,000 shares (the "Shares") of EA's Series A Convertible Preferred Stock, $.001 par value per share. GPLP represents that it is acquiring the Shares for its own account for investment and not with a view to resale in connection with any distribution thereof. GPLP understands and acknowledges that the shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold unless subsequently registered under the Act or an exemption from such registration is available..

         5        INDEMNIFICATION. EA will indemnify and hold harmless GPLP and each of its partners against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on the Assumed Liabilities, and will reimburse GPLP and each such partner for any legal or any other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action. GPLP will indemnify and hold harmless EA against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of the operations of GPLP (other than Assumed Liabilities), and will reimburse EA for any legal or any other expenses incurred in connection with investigating or defending any such claim, loss, damages, liability or action.

         6. MISCELLANEOUS. This Agreement shall be governed by the law of The Commonwealth of Massachusetts. This Agreement shall inure to the benefit of and shall bind the parties hereto and their respective successors and assigns. This Agreement only may by modified by a written agreement executed by each party hereto, and by no other means. This invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.



                                   GRANT & PARTNERS LIMITED PARTNERSHIP


                                   By: Grant & Partners, Inc.,
                                       its general partner

                                       By: /s/ Alan Grant
                                           -----------------------------------
                                           Alan Grant, President


                                   EXCHANGE APPLICATIONS, INC.

                                   By: /s/ Andrew J. Frawley
                                       --------------------------------------
                                       Title: President

                                                                      SCHEDULE A


                                            account rec

----------------------------------------------------------------------------------------------------------
Billing Status by Client 10/31/96
----------------------------------------------------------------------------------------------------------
                               TOTAL           00-1200-00         00-1210-00      Exchange      Exchange
----------------------------------------------------------------------------------------------------------
         CLIENT                 A/R            BILLED A/R         ACCRUED A/R     Partners    Applications
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
FEDEX                       $        0                            $      0                      $        0
----------------------------------------------------------------------------------------------------------
FEDEX-EA                    $        0                            $      0                      $        0
----------------------------------------------------------------------------------------------------------
Fedex-Europe                $   (1,932)                           $ (1,932)                     $   (1,932)
----------------------------------------------------------------------------------------------------------
Fedex-Services              $   41,000          $ 41,000          $       0                     $   41,000
----------------------------------------------------------------------------------------------------------
Safecard                    $      666                            $     666                     $      666
----------------------------------------------------------------------------------------------------------
Borden Catelli              $        0                            $       0                     $        0
----------------------------------------------------------------------------------------------------------
Sears                       $   45,052          $ 33,500          $  11,552                     $   45,052
----------------------------------------------------------------------------------------------------------
Sears - Phase I             $       33                            $      33                     $       33
----------------------------------------------------------------------------------------------------------
TNT                         $       (0)                           $      (0)                    $       (0)
----------------------------------------------------------------------------------------------------------
Phillip Morris              $    1,525                            $   1,525                     $    1,525
----------------------------------------------------------------------------------------------------------
Ivesco                      $   35,000          $ 15,000          $  20,000                     $   35,000
----------------------------------------------------------------------------------------------------------
Ivesco 3                    $   33,250          $ 20,000          $  13,250                     $   33,250
----------------------------------------------------------------------------------------------------------
Invesco C                   $  197,288          $106,917          $  90,370                     $  197,288
----------------------------------------------------------------------------------------------------------
FUSA                        $    2,179          $  1,613          $     566                     $    2,179
----------------------------------------------------------------------------------------------------------
Tandem                      $        0                            $       0                     $        0
----------------------------------------------------------------------------------------------------------
IRM                         $       13                            $      13                     $       13
----------------------------------------------------------------------------------------------------------
USAir                       $        0                            $       0                     $        0
----------------------------------------------------------------------------------------------------------
Nynex                       $    1,705                            $   1,705                     $    1,705
----------------------------------------------------------------------------------------------------------
Chubb HR                    $    6,790          $  1,213          $   5,577                     $    6,790
----------------------------------------------------------------------------------------------------------
Chubb Claims                $    5,821          $  5,821          $       0                     $    5,821
----------------------------------------------------------------------------------------------------------
Chubb L&D                   $   13,181                            $  13,181                     $   13,181
----------------------------------------------------------------------------------------------------------
Chubb Casualty              $      608                            $     608                     $      608
----------------------------------------------------------------------------------------------------------
Chubb HR Retainer           $        0                            $       0                     $        0
----------------------------------------------------------------------------------------------------------
Chubb Leadership            $        0                            $       0                     $        0
----------------------------------------------------------------------------------------------------------
Chubb Eastern Zone          $    8,751          $  8,391          $     360                     $    8,751
----------------------------------------------------------------------------------------------------------
BNS                         $   85,220          $ 85,221          $      (0)                    $   85,221
----------------------------------------------------------------------------------------------------------
Axciom                      $  166,666          $166,666          $       0                     $  166,666
----------------------------------------------------------------------------------------------------------
AM-RE                       $   67,902          $ 36,270          $  31,632                     $   67,902
----------------------------------------------------------------------------------------------------------
USAA                        $    1,569                            $   1,569                     $    1,569
----------------------------------------------------------------------------------------------------------
Old Guard Insurance         $    6,250          $  6,250          $       0                     $    6,250
----------------------------------------------------------------------------------------------------------
Oxford                      $     (113)         $    956          $  (1,069)                    $     (113)
----------------------------------------------------------------------------------------------------------
Oxford - software           $  163,150          $163,150          $       0                     $  163,150
----------------------------------------------------------------------------------------------------------
Fleet                       $  337,291          $258,071          $  79,220                     $  337,291
----------------------------------------------------------------------------------------------------------
Direct Partners             $        0                            $       0                     $        0
----------------------------------------------------------------------------------------------------------
Boston Group                $    6,250                            $   6,250                     $    6,250
----------------------------------------------------------------------------------------------------------
Loblaws-New Co              $      177                            $     177                     $      177
----------------------------------------------------------------------------------------------------------
National Foods              $   15,000          $      0          $  15,000                     $   15,000
----------------------------------------------------------------------------------------------------------
Key                         $   33,334                            $ 33,334                      $   33,334
----------------------------------------------------------------------------------------------------------
National City-Mktg          $   25,000                            $ 25,000                      $   25,000
----------------------------------------------------------------------------------------------------------
National City-Sl            $   10,000                            $ 10,000                      $   10,000
----------------------------------------------------------------------------------------------------------
Sprint                      $   11,300                            $ 11,300                      $   11,300
----------------------------------------------------------------------------------------------------------
Loblaws - EA                $   10,000                            $ 10,000                      $   10,000
----------------------------------------------------------------------------------------------------------
Wells Fargo                 $   19,585          $ 11,761          $   7,824                     $   19,585
----------------------------------------------------------------------------------------------------------
         TOTAL              $1,349,513          $961,800          $ 387,713         $0          $1,349,513
----------------------------------------------------------------------------------------------------------
Employee Receivables:
----------------------------------------------------------------------------------------------------------
   EA                           16,000                                                              16,000
----------------------------------------------------------------------------------------------------------
Allowance for Bad Debt
----------------------------------------------------------------------------------------------------------
Total GPI Receivables       $1,365,513                                              $0          $1,365,513
----------------------------------------------------------------------------------------------------------


                                                                      SCHEDULE A

                                      Aging

Accounts Receivable Aging Report 10/31/96




   Exchange Applications
         Client          Invoice #     Date        Amount         0-30         31-60         61-90      Over 90     Total Invoiced
----------------------------------------------------------------------------------------------------------------------------------
FUSA                      10130       4/1/96       1,612.63                                             1,612.63        1,612.63
Sears - Winter            10160      4/23/96      33,500.00                                            33,500.00       33,500.00
Wells Fargo               10195       6/6/96      11,761.46                                            11,761.46       11,761.46
Chubb Eastern Zone        10201      6/24/96       8,390.83                                             8,390.83        8,390.83
Old Guard                 10303       7/3/96       6,250.00                                             6,250.00        6,250.00
Bank of Nova Scotia       10315       8/5/96      56,056.44                                56,056.44                   56,056.44
Axciom                    10322       9/3/96     166,666.00                 166,666.00                                166,666.00
Bank of Nova Scotia       10324       9/3/96      29,164.19                  29,164.19                                 29,164.19
Fleet                     10329      9/10/96      55,960.50                  55,960.50                                 55,960.50
Oxford                    10315      9/17/96         956.23                     956.23                                    956.23
Oxford                    10317      9/25/96     163,150.00                 163,150.00                                163,150.00
Fleet                     10333      9/26/96      62,622.57                  62,622.57                                 62,622.57
Invesco                   10334      10/3/96     141,917.31    141,917.31                                             141,917.31
AMRE                      10337      10/8/96      36,270.29     36,270.29                                              36,270.29
Fleet                     10338      10/9/96      67,118.75     67,118.75                                              67,118.75
Chubb Claims              10340     10/17/96       7,033.62      7,033.62                                               7,033.62
Federal Express           10339     10/17/96      41,000.00     41,000.00                                              41,000.00
Fleet                     10342     10/28/96      72,368.75     72,368.75                                              72,368.75
                                               ---------------------------------------------------------------------------------
Total Exchange Applications A/R                  961,799.57    365,708.72   478,519.49     56,056.44   61,514.92      961,799.57
Accrued A/R                                      387,713.43
                                               ------------
                                               1,349,513.00
                          Empl. Receivable        16,000.00
                                               ------------
                                               1,365,513.00



                                                                      SCHEDULE B

Great & Partners Limited Partnership
     Financial Statement Depreciation Schedule
     Straight line method - Half year convention

                                                                                                              Dep Exp
                                                                            1993  1994       1995      1996     Depr   Accumulated
Inventory           Asset                 User  Acq. Date     Cost    Life  Depr. Depr.      Depr.     Depr.  10/31/96   10/31/96

Exchange Applications
  Capital Equipment
  10-0013  Powerbook                       AF   29-Mar-94   1,399.99    4        175.00     350.00     350.00     29.16     816.66
  30-0016  MAC Powerbook 180c              SK   23-May-94   3,053.37    4        381.67     763.33     763.33     63.61   1,781.11
  30-0018  Memory upgrade                  MP   29-Jun-94   1,000.00    4        125.00     250.00     250.00     20.83     583.33
  30-0019  Laserwriter 320                 SK   21-Jul-94   1,075.54    4        134.44     268.89     268.89     22.41     627.40
  30-0026  Keyboard                        MP   21-Jul-94     219.24    4         27.41      54.81      54.81      4.57     127.89
  30-0020  Mac Powerbook 7100              MP   15-Sep-94   5,970.76    6        497.56     995.13     995.13     82.93   2,321.96
  30-0024  Personal Printer                AS   02-Nov-94     627.95    4         78.49     156.99     156.99     13.08     366.30
  20-0023  Powerbook 520                   MF   14-Dec-94   2,857.02    4        357.13     714.26     714.26     59.52   1,666.60
  30-0025  Macintosh 520C-Fax/mod          AS   21-Dec-94   4,457.34    4        557.17   1,114.34   1,114.34     92.86   2,600.12
           Praxis computers                EA   31-Dec-94  76,955.00    2                38,477.50  38,477.50  3,206.46  70,542.08
  10-0043  GPIS Clibrary Network sys       MM   01-Feb-95   1,312.50    4                   164.06     328.13     27.34     437.50
  10-0044  GPIS Intersolve Tracking sys    MM   01-Feb-95   6,535.97    4                   817.00   1,633.99    136.17   2,178.66
  10-0045  GPIS Networking system          MM   27-Feb-95   1,267.23    4                   158.40     316.81     26.40     422.41
           2 Seagate Hard Drives           MM   03-Mar-95   2,133.60    4                   266.70     533.40     44.45     711.20
           Modem                           SM   21-Mar-95     753.44    4                    94.18     188.36     15.70     251.15
           Memory Upgrade                  MP   23-Mar-95     429.00    4                    53.63     107.25      8.94     143.00
           Network system                  MM   29-Mar-95     483.00    4                    60.38     120.75     10.06     161.00
           Network (intersolve)            EA   31-Mar-95   4,238.82    4                   529.85   1,059.71     88.31   1,412.94
           486PX4100 Motherboard           RA   31-Mar-95   1,177.20    4                   147.15     294.30     24.53     392.40
           16 Seagate HD                   RA   31-Mar-95     405.00    4                    50.63     101.25      8.44     135.00
           MP Scanjet Ilex                 SF   31-Mar-95   1,129.98    4                   141.25     282.50     23.54     376.66
           Dell Latitude M Notebook        MF   31-Mar-95   3,496.85    4                   437.11     874.21     72.85   1,165.62
           Ether Modem                     MM   01-Apr-95     535.48    4                    66.94     133.87     11.16     178.49
           Cannon Laptop                   MM   01-Apr-95   3,409.96    4                   426.25     852.49     71.04   1,136.65
           Network (NDPS)                  EA   10-Apr-95   6,707.40    4                   838.43   1,676.85    139.74   2,235.80
           Gateway 2000 Laptop             AF   30-Apr-95   4,172.00    4                   521.50   1,043.00     86.92   1,390.67
           800 Dual Scan Color Book        AF   01-May-95   3,859.00    4                   482.38     964.75     80.40   1,286.33
           MS SQL Network System           EA   08-May-95   3,168.76    4                   396.10     792.19     66.02   1,056.25
           Unitel Telephones               RW   09-May-95     588.00    4                    73.50     147.00     12.25     196.00
           Telephone system                TB   18-May-95   3,296.42    4                   412.05     824.11     68.68   1,098.81
           Auto Desk / Animator            EA   19-May-95     509.38    4                    63.67     127.35     10.61     169.79
           Network system setup            EA   25-May-95     656.00    4                    82.00     164.00     13.67     218.67
           Seagate HD w/ adapter & adobe   EA   25-May-95   1,478.00    4                   184.75     369.50     30.79     492.67
           Networking System               EA   26-May-95   1,010.25    4                   126.28     252.56     21.05     336.75
           4X32 16MP Modual                JP   31-May-95     525.00    4                    65.63     131.25     10.94     175.00
           Maxtor R2G13                    JP   31-May-95     326.00    4                    40.75      81.50      6.79     108.67
           2 Pentium 120 PC                EA   31-May-95   8,056.00    4                 1,007.00   2,014.00    167.83   2,685.33
           NDPS                            EA   13-Jun-95   1,418.05    4                   177.26     354.51     29.54     472.68
           Networking (intersolve)         EA   20-Jun095     326.80    4                    40.85      81.70      6.81     108.93
           Gateway 2000                    EA   27-Jun-95  14,319.00    4                 1,789.88   3,579.75    298.31   4,773.00
           NDPS                            EA   05-Jul-95     332.85    4                    41.61      83.21      6.93     110.95
           PC Computer                     SK   11-Jul-95   4,207.70    4                   525.96   1,051.93     87.66   1,402.57



Great & Partners Limited Partnership                                     Page 2
     Financial Statement Depreciation Schedule
     Straight line method - Half year convention


                                                                                                                 Dep Exp
                                                                            1993  1994       1995      1996       Depr   Accumulated
Inventory           Asset                 User  Acq. Date     Cost    Life  Depr. Depr.      Depr.     Depr.    10/31/96   10/31/96

         8 MM data sort                    EA   12-Jul-95      87.84    4                    10.98      21.96      1.83       29.28
         Computer                          RA   13-Jul-95   5,521.35    4                   690.17   1,380.34    115.03    1,840.45
         NDPS                              EA   19-Jul-95     661.07    4                    82.63     165.27     13.77      220.36
         2 16MB 70ns 72 pin                EA   19-Jul-95   1,235.00    4                   154.38     308.75     25.73      411.67
         Dell                              EA   27-Jul-95   4,363.80    4                   545.48   1,090.95     90.91    1,454.60
         HP Printer                        RW   08-Aug-95   1,146.24    4                   143.28     286.56     23.88      382.08
         Dell                              RW   22-Aug-95   5,691.88    4                   711.49   1,422.97    118.58    1,897.29
         TVCS tracker license              EA   31-Aug-95   3,300.89    4                   412.61     825.22     68.77    1,100.30
         PVCS Tracker                      EA   06-Sep-95   1,074.75    4                   134.34     268.69     22.39      358.25
         Phoenix Networking                EA   12-Sep-95   1,150.78    4                   143.85     287.70     23.97      383.59
         Networking                        EA   21-Sep-95   1,455.00    4                   181.88     363.75     30.31      485.00
         Pentium PC                        DA   26-Sep-95   4,568.55    4                   571.07   1,142.14     95.18    1,522.85
         Mac Computer                      MP   28-Sep-95   6,770.20    4                   846.28   1,692.55    141.05    2,256.73
         Phoenix Networking                EA   13-Oct-95   2,789.69    4                   348.71     697.42     58.12      929.90
         Dell Computer & Monitor           EA   16-Oct-95   4,568.55    4                   571.07   1,142.14     95.18    1,522.85
         Modem/upgrade                     MP   13-Nov-95   1,297.00    4                   162.13     324.25     27.02      432.33
         3 Micron Computers                EA   26-Nov-95  12,504.00    4                 1,563.00   3,126.00    260.50    4,168.00
         Sun System                        EA   27-Nov-95  34,067.00    4                 4,258.38   8,516.75    709.73   11,355.67
         Dell Powerbook                    TK   30-Nov-95   5,330.85    4                   666.36   1,332.71    111.06    1,776.95
         Dell Notebook                     LR   01-Dec-95   4,229.40    4                   528.68   1,057.35     88.11    1,409.80
         Gateway computer                  EA   04-Dec-95   4,356.45    4                   544.56   1,089.11     90.76    1,452.15
         Gateway computer                  EA   04-Dec-95   4,429.95    4                   553.74   1,107.49     92.29    1,476.65
         HP CD Writer                      EA   15-Dec-95   1,043.40    4                              130.43     10.87      108.69
         Zip drives                        MM   31-Dec-95   1,134.31    4                   141.79     283.58     23.63      378.10
         2 monitors, port floppy           EA   31-Dec-95     918.95    4                   114.87     229.74     19.14      306.32
         Nikon Coolscan Scanner            EA   31 Dec-95   1,213.80    4                   151.73     303.45     25.29      404.60
         4 HP upgrade                      EA   01-Jan-96   1,936.20    4                              242.03     20.17      201.69
         nview infinity/video              EA   18-Jan-96   4,739.75    4                              592.47     49.37      493.72
         NDPS                              EA   05-Feb-96   1,268.30    4                              158.54     13.21      132.11
         NDPS                              EA   07-Feb-96   1,085.00    4                              135.63     11.30      113.02
         NDPS                              EA   08-Feb 96   1,748.00    4                              218.50     18.21      182.08
         Powerbook                         MF   11-Mar-96   3,202.95    4                              400.37     33.36      333.64
         seagate 9gb elite drive           EA   23-Feb-96   2,563.30    4                              320.41     26.70      267.01
         Gateway 2000 computer             JM   07-Mar-96   4,879.65    4                              609.96     50.83      508.30
         2&4 Gig Banawda                   RA   01-Apr-96   1,968.71    4                              246.09     20.51      205.07
         Toshiba PC/cd rom                 MF   15-Apr-96   4,355.94    4                              544.49     45.37      453.74
         4 Toshiba laptops (RW BM KC HA)        30-Apr-96  18,317.12    4                            2,289.64    190.80    1,908.03
         8VC Development Tools             EA   28-Mar-96   4,011.00    4                              501.38     41.78      417.81
         Xircom network port               EA   09-Apr-96   2,564.10    4                              320.51     26.71      267.09
         2VC 4.0 Renewal                   EA   09-Apr-96     548.00    4                               68.50      5.71       57.08
         home PC                           MR   15-Apr-96     500.00    4                               62.50      5.21       52.08
         2 PC computers NPC                EA   18-Apr-96   8,495.00    4                            1,061.88     88.49      884.90
         PC Computer Dell                  EA   07-Feb-96   6,248.55    4                              781.07     65.09      650.89
         1 Zyxol Model                     EA   18-Apr-96     618.45    4                               77.31      6.44       64.42
         3 Toshiba PC Desktops             MC   12-Apr-96  21,917.43    4                            2,739.68    228.31    2,283.07
         1 Orange PC board                 EA   26-Apr-96   2,520.55    4                              315.07     26.26      262.56
         setup stations for PC's           MC   30-Apr-96   1,178.69    4                              147.34     12.28      122.78
         xircom ethernet AD                AD   13-May-96     753.90    4                               94.24      7.85       78.53
         Connor Ext4/gb G/dd 50Pin         SM   21-May-96   1,465.50    4                              183.19     15.27      152.66


Great & Partners Limited Partnership                                     Page 3
     Financial Statement Depreciation Schedule
     Straight line method - Half year convention


                                                                                                                Dep Exp
                                                                         1993  1994     1995          1996       Depr    Accumulated
Inventory           Asset             User    Acq. Date     Cost   Life  Depr. Depr.    Depr.         Depr.     10/31/96   10/31/96

      2 Toshiba Satellite Pro 15CS   AG, AB   31-May-96   6,737.00   4                                842.13      70.18      701.77
      Forge Printer, 2 monitors      EA       29-Apr-96   1,251.83   4                                156.48      13.04      130.40
      3 laptop w/upgrade             RW, MC,  15-May-96  17,007.47   4                              2,125.93     177.16    1,771.61
                                     HA
      2 compaq, 2 nokia monitors     TK, JP,  15-May-96  13,834.75   4                              1,729.34     144.11    1,441.12
                                     BS
      G6-200 PC & monitors           EA       23-May-96   5,173.65   4                                646.71      53.89      538.92
      mobile web server for R&D      MM       30-May-96   5,838.00   4                                729.75      60.81      608.13
      2 Dell latitude notebook       DA, PM   26-Apr-96  12,007.80   4                              1,500.98     125.08    1,250.81
      Hard drive 1.2G, 17MM IBM      SR       04-Jun-96     932.40   4                                116.55       9.71       97.13
      Computer City Memory Upgrade   AG, AB   12-Jun-96   3,033.23   4                                379.15      31.60      315.96
      2 gateway PC                   MB, RA   23-Apr-96   9,991.80   4                              1,248.98     104.08    1,040.81
      1 gateway PC                   MD       31-May-96   4,485.90   4                                560.74      46.73      467.28
      upgrade memory                 MM       19-Jun-96     849.50   4                                106.19       8.85       88.49
      seagate external HD 4.3        TB       19-Jun-96   1,356.35   4                                169.54      14.13      141.29
      additional memory HD           AG       24-Jun-96     604.36   4                                 75.55       6.30       62.95
      LTE 5200 M1350 computer        AB       24-Jun-96   5,153.19   4                                644.15      53.68      536.79
      Monitor                        BV       24-Jun-96     735.45   4                                 91.93       7.66       76.61
      4 GB Seagate Hdrive            JP       24-Jun-96   1,461.87   4                                182.73      15.23      152.28
      windows network server         EA       24-Jun-96     733.50   4                                 91.69       7.64       76.41
      windows network server         EA       24-Jun-96     733.50   4                                 91.69       7.64       76.41
      LTE 5200 M1350 computer        oxford   24-Jun-96   5,187.74   4                                648.47      54.04      540.39
      dome for Velex modem           TK       26-Jun-96     541.85   4                                 67.73       5.64       56.44
      additional memory              MC       26-Jun-96     621.75   4                                 77.72       6.48       64.77
      2 compaq proliant 4500         EA       06-Jul-96  13,859.85   4                              1,732.48     144.37    1,443.73
      Wind/U 72 Bit solaris          EA       24-Apr-96  12,010.00   4                              1,501.25     125.10    1,251.04
      credit 2 computers             PF       09-Jul-96  (6,168.05)  4                               (771.01)    (64.25)    (642.51)
      Toshiba 425CDS P100            JD       13-Aug-96   4,189.80   4                                523.73      43.64      436.44
      2 HP printers w/accessories    EA       23-Aug-96   7,124.98   4                                890.62      74.22      742.19
      Seagate 4.3 ext. sunsystem     EA       12-Aug-96   2,857.25   4                                357.16      29.76      297.63
      Toshiba PA 122SU-S6C           GBarlow  14-Aug-96   5,609.10   4                                701.14      58.43      584.28
      compaq prosigna 5/120 printer  EA       28-Aug-96   4,861.40   4                                607.68      50.64      506.40
      NDPS Inc                       EA       10-Spe-96   3,037.00   4                                379.63      31.64      316.35
      Dell CUS hard drive IBM        MM       05-Sep-96     691.95   4                                 86.49       7.21       72.08
      color printer for cd rom       EA       10-Sep096   3,037.00   4                                379.63      31.64      316.35
      PC w/ monitor                  MM       04-Sep-96   3,950.40   4                                493.80      41.15      411.50
      Mac powerbook 5300cc           MP       19-Sep-96   4,299.00   4                                537.38      44.78      447.81
      Hard drive, NDPS               TBaker   21-Oct-96     884.00   4                                110.50      92.08       92.08
      Nokia Monitor, NDPS            Jswind   17-Oct-96     710.67   4                                 88.83      74.03       74.03
      MS Sql server, NDPS            TBaker   17-Oct-96   1,959.30   4                                244.91     204.09      204.09
      Compaq 2.1 HDD                 TBaker   25-Oct-96   1,541.59   4                                192.70     160.58      160.58
      PC&Monitor, Gateway            RAlor    08-Aug-96   4,018.65   4                                502.33     418.61      418.61
                                                        ----------     ------------------------------------------------------------
                                                        571,030.12     0.00  2,333.85  67,561.72  126,838.47  11,424.33  175,694.31


Leasehold Improvements
      Fuller Associates              EA       01-Sep-96   1,237.50   5                                123.75      10.31      103.13


      Furniture

Great & Partners Limited Partnership                                     Page 4
     Financial Statement Depreciation Schedule
     Straight line method - Half year convention


                                                                                                                Dep Exp
                                                                            1993  1994      1995      1996       Depr   Accumulated
Inventory     Asset                 User   Acq. Date        Cost      Life  Depr. Depr.     Depr.     Depr.    10/31/96   10/31/96

      Office Furniture               EA    01-May-95     1,376.55     10                    68.83     137.66     11.47      183.54
      Office Furniture               ED    01-May-95       916.70     10                    18.19      91.67      7.64       94.59
      Furniture                      MP    01-Jul-95     1,655.60     10                    82.78     165.56     13.80      220.75
      Telephone                      EA    22-Nov-95       690.00     10                    34.50      69.00      5.75       92.00
      Furniture                      MP    31-Dec-95     1,653.90     10                    82.70     165.39     13.78      220.52
      Office Furniture-chair         MP    18-Mar-96       262.50     10                               26.25      2.19       21.88
      Telephone                      EA    15-Apr-96       787.88     10                               78.79      6.57       65.66
      Telephone                      EA    19-Apr-96       762.00     10                               76.20      6.35       63.50
      Office Furniture               MP    10-May-96       569.70     10                               56.97      4.75       47.48
      Telephone                      EA    31-May-96     1,990.59     10                               99.53      8.29       82.94
      Furniture:Brooks               EA    01-Jul-96    40,000.00     10                            2,000.00    166.67    1,666.67
      Furniture                      DK    20-Sep-96       724.45     10                               36.22      3.02       30.19
      Telephone cabinet/ports        EA    16-Sep-96     2,395.85     10                              119.79      9.98       99.83
      Furniture                      EA    18-Sep-96    60,000.00     10                            3,000.00    250.00    2,500.00
      Furniture:Brooks               EA    17-Sep-96     6,050.00     10                              302.50     25.21      252.08
      5 Tables, Brooks               EA    26-Sep-96       525.00     10                               26.25     21.88       21.88
                                                                            ------------------------------------------------------
                                                       120,360.72           0.00   0.00    287.00     655.53    557.34    5,641.60
                                                       ----------

Capital Software
      Oracle License                 EA    15-Dec-95    13,665.75      3                 2,277.63   4,555.25    379.60    6,073.67
      20 SQL server license          EA    06-Feb-96     1,134.00      3                              189.00     15.75      157.50
      meeting maker w/10 servers     EA    13-May-96     3,329.55      3                              554.93     46.24      462.44
      NDPS licenses                  EA    07-May-96     4,831.05      3                              805.18     67.10      675.98
      NDPS licenses                  EA    21-May-96     3,521.41      3                              586.90     48.91      491.08
      Pilot Software                 EA    23-Jul-96     5,400.00      3                              900.00     75.00      755.00
      Oracle workgroup server        EA    28-Aug-96     1,218.00      3                              203.00     16.92      174.17
      support contract w/ PVCS
        license                      EA    30-Aug-96     3,616.90      3                              602.82     50.23      502.35
      Dynamo 2.1.1 Web server        EA    25-Sep-96     5,000.00      3                              833.33     69.44      699.44
      Software support contract,     EA    23-Oct-96     3,023.25      3                              503.88    419.90      424.90
      Visignia
                                                                            ------------------------------------------------------
                                                        44,739.91                                             1,189.10   10,416.52
                                                        ---------

      Capital Equipment                   571,030.12
      Furniture & Fixtures                120,360.72
      Leasehold Improvements                1,237.50
      Capital Software                     44,739.91
                                         -----------
      Gross Fixed Assets                  737,368.25
      Less: Accum Depreciation           (191,855.56)
                                         ------------
      Total Long-Term Assets              545,512.69                        ------------------------------------------------------



                                                                      SCHEDULE C




                                      ValEX


The ValEX software developed by Exchange Applications automates the planning and execution of database marketing efforts, marketing investment planning, and marketing program evaluation in an Open Systems environment. It also supports the Value Exchange Optimization (TM) methodology.

At October 31, 1996 certain capitalized costs associated with the development of the software have been transferred to Exchange Applications. These costs included salaries, labor, employee benefits, payroll taxes, and contractor expenses for those people involved in the development of the software. These costs were capitalized after technological feasibility of the product, as defined in Statement of Financial Accounting Standards No. 86, had been established. The costs are being amortized over three years beginning in June 1996. The balance of these costs at October 31, 1996 total $1,673,653, net of $249,265 amortization.

                                                                      SCHEDULE D


Lease between Landman Omnibus V Limited Partnership and GPLP executed July 9, 1996*

Agreement dated October 14, 1996 between Federal Express and Grant & Partners, Inc.

Agreement dated April 9, 1996 between Invesco and GPLP.

Agreement dated July 30, 1996 between Key Corp. and Exchange Applications.

Agreement dated September 3, 1996 between Oxford License and Exchange Applications.

Agreement dated July 1, 1996 between Pilot Software and GPLP, d/b/a "Exchange Applications".

Agreement dated November 5, 1996 between NCC and Exchange Applications.

Agreement under negotiations between Sprint and Exchange Applications.









------------
* = consent required

                                                                      SCHEDULE E

                                    APayable

Accounts Payable - Exchange Applications
31-Oct-96


                                                                                                       Greater
                                                          Less than                                      than
    Vendor                  Invoice Date       Amount      30 days     30-60 days      60-90 days      90 days         Total
------------------------------------------------------------------------------------------------------------------------------

Choate                         4/10/96         5,000.00                                                5,000.00       5,000.00
Fedex                          5/14/96          203.00                                                   203.00         203.00
Conway                         7/24/96        2,696.40                                                 2,696.40       2,696.40
Winter Wyman                   7/30/96        2,625.00                                                 2,625.00       2,625.00
Winter Wyman                    8/5/96        1,240.00                                   1,240.00                     1,240.00
Winter Wyman                    8/5/96        2,550.00                                   2,550.00                     2,550.00
Cowles                          8/7/96        7,980.00                                   7,980.00                     7,980.00
Fifth Business                  8/8/96        7,420.00                                   7,420.00                     7,420.00
Gateway                         8/8/96        4,018.65                                   4,018.65                     4,018.65
Gartner Group                  8/12/96        3,300.00                                   3,300.00                     3,300.00
Bauer                          8/14/96        2,867.70                                   2,867.70                     2,867.70
Computer City                  8/15/96        5,764.50                                   5,764.50                     5,764.50
Computer City                  8/16/96        2,820.59                                   2,820.59                     2,820.59
Winter Wyman                   8/19/96        1,940.00                                   1,940.00                     1,940.00
Winter Wyman                   8/19/96        2,480.00                                   2,480.00                     2,480.00
NDPS                           8/23/96        7,124.98                                   7,124.98                     7,124.98
NDPS                           8/23/96           38.50                                      38.50                        38.50
NDPS                           8/23/96          568.93                                     568.93                       568.93
Computer City                  8/26/96          692.50                                     692.50                       692.50
Computer City                  8/27/96           10.00                                      10.00                        10.00
CYRK                           8/28/96       17,804.40                                  17,804.40                    17,804.40
Fedex                          8/28/96          113.00                                     113.00                       113.00
NDPS                           8/28/96        4,861.40                                   4,861.40                     4,861.40
Winter Wyman                   8/28/96        2,000.00                                   2,000.00                     2,000.00
Fedex                          8/30/96           39.00                                      39.00                        39.00
Fedex                          8/30/96           33.00                                      33.00                        33.00
Intersoleve                    8/30/96        3,616.90                                   3,616.90                     3,616.90
Contract Solutions             8/31/96        1,440.00                                   1,440.00                     1,440.00
Disclosure                     8/31/96           33.60                                      33.60                        33.60
Globe tech                     8/31/96        4,400.00                                   4,400.00                     4,400.00
Seek                            9/3/96       20,250.00                  20,250.00                                    20,250.00
Gateway                         9/4/96        3,950.40                   3,950.40                                     3,950.40
Computer City                   9/5/96            1.00                       1.00                                         1.00
Dell                            9/5/96          691.95                     691.95                                       691.95
Fedex                           9/5/96          165.50                     165.50                                       165.50
Rush                            9/5/96          262.50                     262.50                                       262.50
Fedex                           9/6/96           22.50                      22.50                                        22.50
Contract Solutions              9/7/96        1,440.00                   1,440.00                                     1,440.00
HBS                             9/7/96        4,950.00                   4,950.00                                     4,950.00
ProSource                       9/7/96        2,240.00                   2,240.00                                     2,240.00
Dining In                       9/9/96          155.79                     155.79                                       155.79
Peachtree                       9/9/96          122.81                     122.81                                       122.81
rush                            9/9/96           78.75                      78.75                                        78.75
Winter Wyman                    9/9/96        1,240.00                   1,240.00                                     1,240.00
Craig Assoc                    9/10/96        3,037.00                   3,037.00                                     3,037.00
NDPS                           9/10/96        2,159.85                   2,159.85                                     2,159.85
Winter Wyman                   9/10/96          315.00                     315.00                                       315.00
Winter Wyman                   9/10/96          630.00                     630.00                                       630.00
Winter Wyman                   9/10/96        1,225.00                   1,225.00                                     1,225.00
Fedex                          9/11/96          253.75                     253.75                                       253.75
Seek                           9/11/96       10,000.00                  10,000.00                                    10,000.00
Seek                           9/11/96        9,000.00                   9,000.00                                     9,000.00
NDPS                           9/12/96           50.50                      50.50                                        50.50
Winter Wyman                   9/12/96        1,700.00                   1,700.00                                     1,700.00
Bank Admin                     9/13/96          125.00                     125.00                                       125.00
Contract Solutions             9/14/96        1,755.00                   1,755.00                                     1,755.00
ProSource                      9/14/96        2,660.00                   2,660.00                                     2,660.00
Dining In                      9/15/96          526.37                     526.37                                       526.37




                                                                                                       Greater
                                                          Less than                                      than
    Vendor                  Invoice Date       Amount      30 days     30-60 days      60-90 days      90 days      Total
---------------------------------------------------------------------------------------------------------------------------

Fifth Business                 9/15/96        6,368.51                                  6,368.51                   6,368.51
NDPS                           9/16/96           56.60                                     56.60                      56.60
NDPS                           9/16/96          973.35                                    973.35                     973.35
Brooks                         9/17/96        6,050.00                                  6,050.00                   6,050.00
Multimedia                     9/17/96          355.58                                    355.58                     355.58
NDPS                           9/17/96          195.93                                    195.93                     195.93
NDPS                           9/17/96          143.91                                    143.91                     143.91
Sir Speedy                     9/17/96          556.96                                    556.96                     556.96
Winter Wyman                   9/17/96        2,680.00                                  2,680.00                   2,680.00
Pilot                          9/18/96        1,500.00                                  1,500.00                   1,500.00
BBN Planet                     9/19/96          450.00                                    450.00                     450.00
NDPS                           9/19/96          634.38                                    634.38                     634.38
Computer City                  9/20/96          772.60                                    772.60                     772.60
Cowles                         9/20/96        3,000.00                                  3,000.00                   3,000.00
Fedex                          9/20/96           61.00                                     61.00                      61.00
NDPS                           9/20/96          151.86                                    151.86                     151.86
Sir Speedy                     9/20/96        3,209.96                                  3,209.96                   3,209.96
Sir Speedy                     9/20/96          496.84                                    496.84                     496.84
Contract Solutions             9/21/96        2,698.00                                  2,698.00                   2,698.00
Contract Solutions             9/21/96        1,785.00                                  1,785.00                   1,785.00
ProSource                      9/21/96        2,100.00                                  2,100.00                   2,100.00
Dining In                      9/22/96          251.45                                    251.45                     251.45
Kinkos                         9/22/96           41.83                                     41.83                      41.83
Nynex                          9/24/96          932.59                                    932.59                     932.59
Seek                           9/24/96       10,500.00                                 10,500.00                  10,500.00
Art Tech                       9/25/96        5,000.00                                  5,000.00                   5,000.00
Brann                          9/25/96          210.00                                    210.00                     210.00
Crimson Tech                   9/25/96           70.50                                     70.50                      70.50
Crimson Tech                   9/25/96           64.93                                     64.93                      64.93
Fedex                          9/25/96          428.00                                    428.00                     428.00
Rentokil                       9/25/96           54.78                                     54.78                      54.78
Rentokil                       9/25/96           14.57                                     14.57                      14.57
Winter Wyman                   9/25/96        2,300.00                                  2,300.00                   2,300.00
Winter Wyman                   9/25/96        3,140.00                                  3,140.00                   3,140.00
Brooks                         9/26/96          525.00                                    525.00                     525.00
Data Securities                9/26/96        3,600.00                                  3,600.00                   3,600.00
Pilot                          9/26/96       25,968.75                                 25,968.75                  25,968.75
Pinho                          9/26/96           35.16                                     35.16                      35.16
Fedex                          9/27/96          103.50                                    103.50                     103.50
NDPS                           9/27/96        1,537.20                                  1,537.20                   1,537.20
Richard Costa                  9/27/96        1,000.00                                  1,000.00                   1,000.00
Contract Solutions             9/28/96        2,840.00                                  2,840.00                   2,840.00
Contract Solutions             9/28/96        2,840.00                                  2,840.00                   2,840.00
Contract Solutions             9/28/96        2,400.00                                  2,400.00                   2,400.00
Contract Solutions             9/28/96        2,400.00                                  2,400.00                   2,400.00
Pro Source                     9/28/96        2,800.00                                  2,800.00                   2,800.00
Dining In                      9/29/96          151.17                                    151.17                     151.17
Bertuchis                      9/30/96          127.99                                    127.99                     127.99
CMP                            9/30/96           49.38                                     49.38                      49.38
CYRK                           9/30/96       17,230.07                                 17,230.07                  17,230.07
Rebeccas                       9/30/96          263.53                                    263.53                     263.53
Rentokil                       9/30/96           14.36                                     14.36                      14.36
Winter Wyman                   9/30/96        2,400.00                                  2,400.00                   2,400.00
Winter Wyman                   9/30/96        2,962.50                                  2,962.50                   2,962.50
Winter Wyman                   9/30/96        2,587.50                                  2,587.50                   2,587.50
Winter Wyman                   9/30/96        2,250.00                                  2,250.00                   2,250.00
Rentokil                       10/1/96          331.07                        331.07                                 331.07
Ryder                          10/1/96          456.34                        456.34                                 456.34
Wellbridge                     10/1/96        1,484.00                      1,484.00                               1,484.00
Fedex                          10/2/96          623.00                        623.00                                 623.00
NDPS                           10/2/96        1,433.25                      1,433.25                               1,433.25
Milk St Cafe                   10/3/96          111.98                        111.98                                 111.98
Rush                           10/3/96          262.50                        262.50                                 262.50
Grabel                         10/4/96        6,337.66                      6,337.66                               6,337.66
Globe tech                     10/5/96        3,040.00                      3,040.00                               3,040.00
Pro Source                     10/5/96        3,010.00                      3,010.00                               3,010.00



                                                                                                      Greater
                                                            Less than                                   than
    Vendor                  Invoice Date       Amount        30 days     30-60 days    60-90 days     90 days         Total
---------------------------------------------------------------------------------------------------------------------------

Nynex                          10/6/96          444.74         444.74                                                444.74
Global                         10/7/96            6.78           6.78                                                  6.78
Sir Speedy                     10/7/96           70.25          70.25                                                 70.25
Winter Wyman                   10/7/96        2,260.00       2,260.00                                              2,260.00
NDPS                           10/8/96           99.60          99.60                                                 99.60
Townsend                       10/8/96        1,864.84       1,864.84                                              1,864.84
Fedex                          10/9/96          367.25         367.25                                                367.25
Rush                           10/9/96           78.75          78.75                                                 78.75
UST                            10/9/96        1,198.74       1,198.74                                              1,198.74
Sir Speedy                    10/10/96          504.09         504.09                                                504.09
Fedex                         10/11/96           29.14          29.14                                                 29.14
Contract Solutions            10/12/96        3,408.00       3,408.00                                              3,408.00
Pro Source                    10/12/96        2,800.00       2,800.00                                              2,800.00
CYRK                          10/14/96        1,489.00       1,489.00                                              1,489.00
McGonagle                     10/14/96          764.14         764.14                                                764.14
Robinson                      10/14/96        2,170.77       2,170.77                                              2,170.77
Database                      10/15/96           34.00          34.00                                                 34.00
McClure                       10/15/96        1,478.29       1,478.29                                              1,478.29
Unitel                        10/15/96          612.50         612.50                                                612.50
Willms                        10/15/96        2,008.52       2,008.52                                              2,008.52
Fedex                         10/16/96          431.00         431.00                                                431.00
Frontier                      10/16/96        2,961.32       2,961.32                                              2,961.32
Petronio                      10/16/96          161.55         161.55                                                161.55
Account Pros                  10/17/96       16,250.00      16,250.00                                             16,250.00
Boucher                       10/17/96           20.88          20.88                                                 20.88
Caccavale                     10/17/96          462.51         462.51                                                462.51
NDPS                          10/17/96          750.67         750.67                                                750.67
NDPS                          10/17/96        1,959.30       1,959.30                                              1,959.30
Sir Speedy                    10/17/96           38.24          38.24                                                 38.24
Viney                         10/17/96        1,255.62       1,255.62                                              1,255.62
Fedex                         10/18/96           60.17          60.17                                                 60.17
Feldman                       10/18/96          465.00         465.00                                                465.00
Kasida                        10/18/96        1,935.70       1,935.70                                              1,935.70
Ryder                         10/18/96          338.27         338.27                                                338.27
Townsend                      10/18/96        3,981.10       3,981.10                                              3,981.10
Townsend                      10/18/96        1,441.38       1,441.38                                              1,441.38
Contract Solutions            10/19/96        2,840.00       2,840.00                                              2,840.00
Cox                           10/20/96        1,372.50       1,372.50                                              1,372.50
Deangelis                     10/21/96        1,133.35       1,133.35                                              1,133.35
NDPS                          10/21/96          844.00         844.00                                                844.00
NDPS                          10/21/96          811.65         811.65                                                811.65
Sir Speedy                    10/21/96          102.01         102.01                                                102.01
Greenfield                    10/22/96        1,258.80       1,258.80                                              1,258.80
Nynex                         10/22/96          218.46         218.46                                                218.46
Pych                          10/22/96           69.00          69.00                                                 69.00
Trust Consultants             10/22/96          330.00         330.00                                                330.00
Winter Wyman                  10/22/96        1,200.00       1,200.00                                              1,200.00
Deangelis                     10/23/96          937.50         937.50                                                937.50
Feldman                       10/23/96           39.81          39.81                                                 39.81
NDPS                          10/23/96          403.07         403.07                                                403.07
Visignic                      10/23/96        3,023.25       3,023.25                                              3,023.25
Fedex                         10/24/96          262.75         262.75                                                262.75
Nynex                         10/24/96          651.07         651.07                                                651.07
Nynex                         10/24/96          244.77         244.77                                                244.77
Winter Wyman                  10/24/96        1,860.00       1,860.00                                              1,860.00
NDPS                          10/25/96        1,541.59       1,541.59                                              1,541.59
Unitel                        10/25/96           96.16          96.16                                                 96.16
Contract Solutions            10/26/96        2,840.00       2,840.00                                              2,840.00
Pro Source                    10/26/96        1,960.00       1,960.00                                              1,960.00
Pro Source                    10/26/96       16,000.00      16,000.00                                             16,000.00
McGonagle                     10/27/96        1,390.55       1,390.55                                              1,390.55
McGonagle                     10/27/96          924.50         924.50                                                924.50
Feldman                       10/28/96           80.52          80.52                                                 80.52
Kasida                        10/28/96        2,147.85       2,147.85                                              2,147.85
NDPS                          10/28/96          214.00         214.00                                                214.00
Papaiaounou                   10/28/96          160.54         160.54                                                160.54




                                                                                                      Greater
                                                            Less than                                   than
    Vendor                  Invoice Date       Amount        30 days     30-60 days    60-90 days     90 days         Total
---------------------------------------------------------------------------------------------------------------------------

Petronio                      10/28/96          908.79         908.79                                                908.79
Pickering                     10/28/96        7,354.31       7,354.31                                              7,354.31
Ruskaup                       10/28/96            5.19           5.19                                                  5.19
Sir Speedy                    10/29/96           48.00          48.00                                                 48.00
Winter Wyman                  10/30/96        2,060.00       2,060.00                                              2,060.00
Winter Wyman                  10/30/96        2,662.50       2,662.50                                              2,662.50
Winter Wyman                  10/30/96        2,475.00       2,475.00                                              2,475.00
Winter Wyman                  10/30/96        2,737.50       2,737.50                                              2,737.50
Winter Wyman                  10/30/96        1,987.50       1,987.50                                              1,987.50
Winter Wyman                  10/30/96        1,912.50       1,912.50                                              1,912.50
Winter Wyman                  10/30/96        2,662.50       2,662.50                                              2,662.50
Boston Edison                 10/31/96        1,810.49       1,810.49                                              1,810.49
Fedex                         10/31/96          344.25         344.25                                                344.25
Kasida                        10/31/96        1,330.95       1,330.95                                              1,330.95
Lewis                         10/31/96           32.00          32.00                                                 32.00
Marathon Messenger            10/31/96           61.50          61.50                                                 61.50
NDPS                          10/31/96          129.12         129.12                                                129.12
Ramanathan                    10/31/96          311.10         311.10                                                311.10
Ryder                          11/1/96           58.73          58.73                                                 58.73
Sweig                          11/1/96           26.00          26.00                                                 26.00
Andrews                        11/4/96          119.70         119.70                                                119.70
Winter Wyman                  10/16/09        1,960.00       1,960.00                                              1,960.00
Accrued A/P
DMA                                           4,942.50       4,942.50                                              4,942.50
Gartner Group                                    25.00          25.00                                                 25.00
National PC Systems                            (297.16)       (297.16)                                              (297.16)
                                            -------------------------------------------------------------------------------
Total Accounts Payable                      447,943.54     151,917.58    200,343.91   85,157.65     10,524.40    447,943.54


                                                                      SCHEDULE F

                                    Bonus sch
--------------------------------------------------------------------------------------------------------------------
Exchange Applications
--------------------------------------------------------------------------------------------------------------------
                                            Current       Employ.      Actual       Target    Target       10/31/96
         Employee                           Salary        Factor     96 Salary      Bonus %    Bonus $       Bonus
         --------                           -------       ------     ---------      -------   --------     --------
--------------------------------------------------------------------------------------------------------------------
A. SOFTWARE
--------------------------------------------------------------------------------------------------------------------
Albright, Richard                            83,500         1.00       83,500        0.10      8,350        6,930.50
--------------------------------------------------------------------------------------------------------------------
Andrews, Rob                                 85,000         1.00       85,000        0.10      8,500        7,055.00
--------------------------------------------------------------------------------------------------------------------
Bartel, John                                 54,000         1.00       54,000        0.10      5,400        4,482.00
--------------------------------------------------------------------------------------------------------------------
Boucher, Michael                             52,000         1.00       52,000        0.13      6,760        5,610.80
--------------------------------------------------------------------------------------------------------------------
Deangelis, Matt                              85,000         1.00       85,000        0.15     12,750       10,582.50
--------------------------------------------------------------------------------------------------------------------
Martin, Andrew                               75,000         0.83       62,250        0.13      8,093        6,716.78
--------------------------------------------------------------------------------------------------------------------
McClure, Jonathan                            65,000         1.00       65,000        0.10      6,500        5,395.00
--------------------------------------------------------------------------------------------------------------------
McGonagle, Mike                             115,500         1.00      115,500        0.16     18,480       15,338.40
--------------------------------------------------------------------------------------------------------------------
Murthy, Srinivasa                            75,000         1.00       75,000        0.18     13,500       11,205.00
--------------------------------------------------------------------------------------------------------------------
Owens, Ron                                   64,000         1.00       64,000        0.10      6,400        5,312.00
--------------------------------------------------------------------------------------------------------------------
Petronio, Joe                                96,717         1.00       96,717        0.10      9,672        8,027.51
--------------------------------------------------------------------------------------------------------------------
Celentano, Sylvia                            44,800         1.00       44,800        0.00          0             000
--------------------------------------------------------------------------------------------------------------------
Ramanathan, Madhuri                          50,400         1.00       50,400        0.12      6,048        5,019.84
                                          ---------                   -------        ----    -------      ----------
--------------------------------------------------------------------------------------------------------------------
                                            945,917                   933,167        0.12    110,452       91,675.33
--------------------------------------------------------------------------------------------------------------------
B. SOFTWARE OPERATIONS
--------------------------------------------------------------------------------------------------------------------
Alschuler, David                            120,000         1.00      120,000        0.00          0            0.00
--------------------------------------------------------------------------------------------------------------------
Kasida, Tim                                  75,000         1.00       75,000        0.20     15,000       12,450.00
--------------------------------------------------------------------------------------------------------------------
McHugh, Pat                                 110,000         0.92      100,833        0.82     82,683       68,627.17
--------------------------------------------------------------------------------------------------------------------
New salesman                                 80,000         0.25       20,000        0.00          0            0.00
--------------------------------------------------------------------------------------------------------------------
Kemp, Diane                                  37,000         0.75       27,750        0.15      4,163        3,454.88
                                          ---------                   -------        ----    -------      ----------
--------------------------------------------------------------------------------------------------------------------
                                            422,000                   343,583        0.30    101,846       84,532.04
--------------------------------------------------------------------------------------------------------------------
C. DATABASE SERVICES
--------------------------------------------------------------------------------------------------------------------
Caccavale, Michael                          125,000         0.75       93,750        0.60     56,250       46,687.50
--------------------------------------------------------------------------------------------------------------------
Ferguson, Paul                               86,000         0.75       64,500        0.30     19,350       16,060.50
--------------------------------------------------------------------------------------------------------------------
Paul's Assistant                             55,000         0.33       18,150        0.20      3,630        3,012.90
--------------------------------------------------------------------------------------------------------------------
Hoel, Tammy                                  34,000         0.33       11,220        0.15      1,683        1,396.89
--------------------------------------------------------------------------------------------------------------------
Grinder #1                                   55,000         0.33       18,150        0.20      3,630        3,012.90
--------------------------------------------------------------------------------------------------------------------
Grinders #2,3 @85k + 20%                    170,000         0.33       56,100        0.00          0            0.00
--------------------------------------------------------------------------------------------------------------------
Grinders #4-9 @85k + 20%                    510,000         0.30      153,000        0.00          0            0.00
--------------------------------------------------------------------------------------------------------------------
Marshall, Steve                              98,000         1.00       98,000        0.25     24,500       20,335.00
--------------------------------------------------------------------------------------------------------------------
Robinson, Steve                              90,000         1.00       90,000        0.33     29,700       24,651.00
--------------------------------------------------------------------------------------------------------------------
Townsend, Wayne                             125,000         0.60       75,000        0.60     45,000       37,350.00
--------------------------------------------------------------------------------------------------------------------
Pych, Joe                                    67,000         0.60       40,200        0.20      8,040        6,673.20
--------------------------------------------------------------------------------------------------------------------
Wolfe, Tim                                  105,000         0.50       52,500        0.25     13,125       10,893.75
--------------------------------------------------------------------------------------------------------------------
Banerji, Arindam                             48,000         0.60       28,800        0.10      2,880        2,390.40
--------------------------------------------------------------------------------------------------------------------
Wai, Barney                                  48,000         0.60       28,800        0.10      2,880        2,390.40
--------------------------------------------------------------------------------------------------------------------
Greenfield, Adam                             75,000         0.60       45,000        0.20      9,000        7,470.00
--------------------------------------------------------------------------------------------------------------------
Peacock, Mary                                73,500         0.50       36,750        0.20      7,350        6,100.50
                                          ---------                   -------        ----    -------      ----------
--------------------------------------------------------------------------------------------------------------------
                                          1,764,500                   909,920        0.25    227,018      188,424.94
--------------------------------------------------------------------------------------------------------------------
D. MARKETING
--------------------------------------------------------------------------------------------------------------------
Ahn, Hugo                                   150,000         0.70      105,000        0.67     70,000       58,100.00
--------------------------------------------------------------------------------------------------------------------
Barnes, Ted                                  80,000         1.00       80,000        0.38     30,000       24,900.00
--------------------------------------------------------------------------------------------------------------------
Cleaver, Kip                                160,000         0.70      112,000        0.40     44,800       37,184.00
--------------------------------------------------------------------------------------------------------------------
Lewis, Barbara                               80,000         0.38       30,400        0.15      4,560        3,784.80
--------------------------------------------------------------------------------------------------------------------
Ruskaup, Liz                                 37,500         1.00       37,500        0.15      5,625        4,668.75
--------------------------------------------------------------------------------------------------------------------
Viney, Bob                                  155,000         0.63       96,875        0.80     77,500       64,325.00
--------------------------------------------------------------------------------------------------------------------
Willms, Rob                                 120,000         1.00      120,000        0.67     80,040       66,433.20
--------------------------------------------------------------------------------------------------------------------
Danahy, John                                 65,000         0.43       27,950        0.15      4,193        3,479.78
--------------------------------------------------------------------------------------------------------------------
Dankosek, Corey                              37,000         0.50       18,500        0.00          0            0.00
                                          ---------                   -------        ----    -------      ----------
--------------------------------------------------------------------------------------------------------------------
                                            884,500                   628,225        0.50    316,718      262,875.53
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                            Current       Employ.      Actual       Target    Target       10/31/96
         Employee                           Salary        Factor     96 Salary      Bonus %    Bonus $       Bonus
         --------                           -------       ------     ---------      -------   --------     --------
--------------------------------------------------------------------------------------------------------------------
E. MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
Feldman, Mike                               300,000       1.00        300,000        0.33    100,000       83,000.00
--------------------------------------------------------------------------------------------------------------------
Frawley, Andy                               200,000       1.00        200,000        0.50    100,000       83,000.00
--------------------------------------------------------------------------------------------------------------------
Pickering, Mike (3 people)                  225,000       1.00        225,000        0.52    116,663       96,829.88
--------------------------------------------------------------------------------------------------------------------
Joseph, Jennifer                             32,000       0.50         16,000        0.00          0            0.00
                                          ---------                 ---------        ----  ---------      ----------
--------------------------------------------------------------------------------------------------------------------
                                            757,000                   741,000        0.43    316,663      262,829.88
--------------------------------------------------------------------------------------------------------------------
Totals                                    4,773,917                 3,555,895        0.30  1,072,696         890,338
--------------------------------------------------------------------------------------------------------------------
Less advanced                                                                               -104,666        -104,666
--------------------------------------------------------------------------------------------------------------------
Total cash needed (3-97)                                                                     968,030         785,672
--------------------------------------------------------------------------------------------------------------------
Share of Dina and Eugenia                                                                                      8,300
--------------------------------------------------------------------------------------------------------------------
                                                                                                             793,972
--------------------------------------------------------------------------------------------------------------------





                                     Page 2